UNITED
                         RETIREMENT
                         SHARES,
                         INC.

                         ANNUAL
                         REPORT
                         ---------------------------------------
                         For the fiscal year ended June 30, 1997

     FUND MANAGER'S LETTER
     JUNE 30, 1997


     Dear Shareholder:


     This report relates to the operation of United Retirement Shares, Inc. for the fiscal year ended June 30, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     During the last fiscal year, the economy experienced growth with continuing low inflation rates. However, perceptions regarding the direction and strength of the economy varied widely during the past fiscal year, contributing to volatility and uncertainty in both the equity and fixed income markets. Inflation concerns arose during the second half of the fiscal year, prompted by low unemployment levels. However, these concerns appear to have been largely unfounded as the rate of inflation remained modest and the markets responded with strong performance during the fourth fiscal quarter.

     We continued to pursue a strategy of attempting to increase total return while striving to preserve capital during the past fiscal year. In an attempt to reduce investment risk, we continued to diversify the Fund's investments across a broad section of industries. We maintained some cash during the past fiscal year to enable us to react to interest rate changes and take advantage of investment opportunities we perceived as being attractive.

     The strategies and techniques we applied resulted in the direction of the Fund's performance remaining below that of the equity indexes and above that of the fixed income indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Growth & Income Fund Universe Average). Multiple indexes are presented because the Fund invests in both stocks and bonds. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report, instead of the Lehman Brothers Government/Corporate Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes. The Fund's performance relative to the equity indexes was negatively impacted by exposure to bonds, a cash position and a more diverse equity portfolio, particularly in cyclical issues that underperformed the more stable growth issues during the second half of the fiscal year.

     As the next fiscal year begins, the economy appears to be moving along at a steady pace and inflation seems to be under control. Disinflationary forces appear to be strong, as evidenced by general declines in the prices of gold and commodities and price competition continuing across a broad section of consumer goods. In light of anticipated economic conditions, we expect to maintain a diversified position and will continue to invest in securities that present the opportunity for positive long-term returns consistent with the Fund's objectives.
     Thank you very much for your continued support and confidence in our organization.

     Respectfully,


     Cynthia P. Prince-Fox
     Manager, United Retirement Shares, Inc.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   UNITED RETIREMENT SHARES, INC. CLASS A SHARES,
               THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX,
        THE SALOMON BROTHERS TREASURY/ GOVERNMENT SPONSORED/CORPORATE INDEX,
                AND THE LIPPER GROWTH & INCOME FUND UNIVERSE AVERAGE

                                Standard           Salomon
                                & Poor's   Lehman Brothers   Lipper
                                     500 BrothersTreasury/ Growth &
                           UnitedCompositeGovernment/GovernmentIncome
                           RetirementStockCorporateSponsored/  Fund
                           Shares, Price     BondCorporate Universe
                           Inc.    Index    Index    Index  Average
                           ----------------------------------------------
          06/30/87  Purchase  9,42510,000  10,000   10,000   10,000
          06/30/88        9,260    9,310   10,748   10,764    9,635
          06/30/89       10,915   11,223   12,075   12,095   11,156
          06/30/90       12,341   13,074   12,934   12,938   12,320
          06/30/91       12,966   14,041   14,256   14,280   13,108
          06/30/92       15,291   15,925   16,276   16,314   14,781
          06/30/93       17,349   18,095   18,417   18,462   16,903
          06/30/94       18,222   18,349   18,148   18,219   17,226
          06/30/95       20,969   23,133   20,465   20,536   20,624
          06/30/96       24,100   29,148   21,418   21,486   25,225
          06/30/97       28,126   39,250   23,078   23,165   32,230

     ==== United Retirement Shares, Inc.* -- $28,126
     ++++ Standard & Poor's 500 Composite Stock Price Index  -- $39,250
     - - - -        Lehman Brothers Government/Corporate Bond Index - $23,078
     ****      Salomon Brothers Treasury/Government Sponsored/ Corporate Index -
     - $23,165
     ------         Lipper Growth & Income Fund Universe Average -- $32,230


     *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


              Annual Average Total Return +
                         Class A++  Class Y
              -----------------------------

     Year Ended
        6/30/97          9.99%      16.87%
     5 Years Ended
        6/30/97          11.63%     N/A
     10 Years Ended
        6/30/97          10.89%     N/A
     Life of
        Class Y +++      N/A        13.94%

       + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
      ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     +++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 6/30/97.

     Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     ---------------------------------------------------------------------------
     UNITED RETIREMENT SHARES, INC.

     PORTFOLIO STRATEGY:
     Common stocks believed to  OBJECTIVE:   Highest long-term total
     have the potential for:                 return as is, in the
       Long-term appreciation                opinion of management,
       Stability                             consistent with the
       Income                                reasonable safety of capital.

     Maximum 10% foreign         STRATEGY:   Invests in equity and
     securities                              debt securities in such
                                             proportions that
                                             management believes are
     Debt securities                         most likely to
                                             achieve the Fund's
                                             objective. (May
     Cash reserves                           purchase securities
                                             subject to repurchase agreements.
                                             May invest in certain options and
                                             futures.)

                                             The use of cash reserves
                                             (often invested in money market
                                             securities) for defensive purposes
                                             is a strategy that may be utilized
                                             by Retirement Shares from time to
                                             time.

                                             Moving into cash reserve positions
                                             at times thought to be near a major
                                             stock market peak allows the Fund
                                             the opportunity to capture profits
                                             and attempts to cushion the impact
                                             of market declines.  The added
                                             flexibility provided by our CASH
                                             RESERVES STRATEGY has from time to
                                             time been an important element in
                                             our past success and, when deemed
                                             appropriate, may be used in the
                                             management of the portfolio in the
                                             future.

                                  FOUNDED:   1972

             SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                             December)

     PERFORMANCE SUMMARY -- Class A Shares

                      PER SHARE DATA
     For the Fiscal Year Ended June 30, 1997
     ---------------------------------------

     DIVIDENDS PAID                $0.27
                                   =====

     CAPITAL GAINS DISTRIBUTION    $0.66
                                   =====

     NET ASSET VALUE ON
       6/30/97 $9.14 adjusted to:  $9.80(A)
       6/30/96                      8.72
                                   -----
     CHANGE PER SHARE              $1.08
                                   =====

     (A)This number includes the capital gains distribution of $0.66 paid in December 1996 added to the actual net asset value on June 30, 1997.

     Past performance is not necessarily an indication of future results.


     TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
     Period                            Sales Load*    Sales Load**
     ------                            -----------    ------------
     1-year period ended 6-30-97            9.99%         16.70%
     5-year period ended 6-30-97           11.63%         12.96%
     10-year period ended 6-30-97          10.89%         11.55%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On June 30, 1997, United Retirement Shares, Inc. had net assets totaling $718,506,379 invested in a diversified portfolio of:

        57.53% Common Stocks
        24.95% U.S. Government Securities
        14.77% Cash and Cash Equivalents
         2.32% Corporate Bonds
         0.43% Other Government Security



     As a shareholder of United Retirement Shares, Inc. for every $100 you had invested on June 30, 1997, your Fund owned:

      $29.87  Manufacturing Stocks
       24.95    United States Government Securities
       14.77  Cash and Cash Equivalents
        9.29  Finance, Insurance and Real Estate Stocks
        7.02  Transportation, Communication, Electric
                and Sanitary Services Stocks
        3.22  Miscellaneous Investing Institutions Stocks
        2.78  Mining Stocks
        2.32  Corporate Debt Securities
        2.06  Wholesale and Retail Trade Stocks
        3.29  Miscellaneous Stocks
        0.43  Other Government Security

     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997

                                                   Shares        Value

     COMMON STOCKS
     Chemicals and Allied Products - 10.97%
      Abbott Laboratories  ....................   160,000   10,680,000
      American Home Products Corporation  .....   140,000   10,710,000
      Avon Products, Inc.  ....................    85,000    5,997,770
      Dow Chemical Company (The)  .............    80,000    6,970,000
      du Pont (E.I.) de Nemours and Company  ..   180,000   11,148,660
      Hoechst AG (A)  .........................   164,000    6,956,835
      IMC Global, Inc.  .......................   175,000    6,125,000
      International Flavors & Fragrances, Inc.     13,100      659,913
      Merck & Co., Inc.  ......................   105,000   10,867,500
      Pfizer Inc.  ............................    73,000    8,723,500
        Total .................................             78,839,178

     Communication - 4.20%
      Carso Global Telecom & Media (A)  .......   500,000    2,014,352
      GTE Corporation  ........................   179,700    7,884,337
      Nokia Corporation, Series A, ADS  .......   111,600    8,230,500
      SBC Communications Inc.  ................   195,000   12,065,625
        Total .................................             30,194,814

     Depository Institutions - 3.55%
      BankAmerica Corporation  ................   200,000   12,912,400
      HSBC Holdings plc (A)  ..................   202,060    6,077,345
      Wells Fargo & Company  ..................    24,210    6,524,595
        Total .................................             25,514,340

     Eating and Drinking Places - 0.10%
      Einstein/Noah Bagel Corp.*  .............    62,500      744,125

     Electric, Gas and Sanitary Services - 2.46%
      Baltimore Gas and Electric Company  .....   120,000    3,202,440
      Houston Industries Incorporated  ........   260,000    5,573,620
      PECO Energy Company  ....................   200,000    4,200,000
      Unicom Corporation  .....................   210,000    4,659,270
        Total .................................             17,635,330



                  See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Electronic and Other Electric Equipment - 2.00%
      Emerson Electric Co.  ...................   200,000   11,012,400
      LSI Logic Corporation*  .................   105,000    3,360,000
        Total .................................             14,372,400

     Fabricated Metal Products - 0.85%
      Mark IV Industries, Inc.  ...............   254,677    6,112,248

     Food and Kindred Products - 1.00%
      CPC International Inc.  .................    78,000    7,200,336

     Forestry - 1.79%
      Georgia-Pacific Corporation  ............    90,000    7,683,750
      Weyerhaeuser Company  ...................   100,000    5,200,000
        Total .................................             12,883,750

     Furniture and Fixtures - 0.58%
      Lear Corporation*  ......................    93,900    4,166,813

     General Merchandise Stores -0.14%
      Cifra, S.A. de C.V., Series A, CPO (A)  .    67,269      124,324
      Cifra, S.A. de C.V., Series C (A)  ......   550,000      879,391
        Total .................................              1,003,715

     Health Services - 0.82%
      Tenet Healthcare Corporation*  ..........   200,000    5,912,400

     Heavy Construction, Excluding Building - 0.68%
      Foster Wheeler Corporation  .............   120,000    4,860,000

     Holding and Other Investment Offices - 3.22%
      Grupo Carso, S.A. de C.V.,
        Series 1A (A) .........................   500,000    3,481,053
      LTC Properties, Inc.  ...................   300,000    5,437,500
      National Health Investors, Inc.  ........   190,500    7,477,125
      Zurich Insurance Company (A)  ...........    17,000    6,762,289
        Total .................................             23,157,967

     Industrial Machinery and Equipment - 3.74%
      Applied Materials, Inc.*  ...............   100,000    7,078,100
      Deere & Company  ........................   150,000    8,221,800
      Parker Hannifin Corporation  ............   115,000    6,979,005
      York International Corporation  .........   100,000    4,600,000
        Total .................................             26,878,905

     Instruments and Related Products - 0.65%
      St. Jude Medical, Inc.*  ................   120,000    4,680,000


                  See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Insurance Carriers - 4.59%
      Berkshire Hathaway Inc., Class B*  ......     3,000   $4,740,000
      Chubb Corporation (The)  ................   200,000   13,375,000
      Financial Security Assurance Holdings Ltd. 50,000 1,946,850 Hartford Financial Services Group
       Inc. (The)  ............................   125,000   10,343,750
      United HealthCare Corporation  ..........    50,000    2,600,000
        Total .................................             33,005,600

     Metal Mining - 0.67%
      Homestake Mining Company  ...............   370,000    4,832,940

     Nondepository Institutions - 1.15%
      Federal Home Loan Mortgage Corporation  .   240,000    8,250,000

     Oil and Gas Extraction - 2.11%
      Noble Affiliates, Inc.  .................   100,000    3,868,700
      Schlumberger Limited  ...................    90,000   11,250,000
        Total .................................             15,118,700

     Petroleum and Coal Products - 3.72%
      Exxon Corporation  ......................   200,000   12,300,000
      Royal Dutch Petroleum Company  ..........   180,000    9,787,500
      Tosco Corporation  ......................   154,500    4,625,267
        Total .................................             26,712,767

     Primary Metal Industries - 1.58%
      British Steel plc, ADR  .................   225,000    5,681,250
      Nucor Corporation  ......................   100,000    5,650,000
         Total  ...............................             11,331,250

     Printing and Publishing - 3.16%
      Gannett Co., Inc.  ......................    75,000    7,406,250
      McGraw-Hill, Inc.  ......................   100,000    5,881,200
      Meredith Corporation  ...................   200,000    5,800,000
      Viacom Inc., Class B*  ..................   120,000    3,600,000
        Total .................................             22,687,450

     Textile Mill Products - 0.87%
      Sara Lee Corporation  ...................   150,000    6,243,750

     Transportation by Air - 0.36%
      Southwest Airlines Co.  .................   100,000    2,587,500

     Transportation Equipment - 0.75%
      Sundstrand Corporation  .................   100,000    5,400,000



                  See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997


                                                   Shares        Value

     COMMON STOCKS (Continued)
     Wholesale Trade -- Nondurable Goods - 1.82%
      Gillette Company (The)  .................   137,800 $ 13,056,550

     TOTAL COMMON STOCKS - 57.53% .............           $413,382,828
      (Cost: $294,810,458)
                                                Principal
                                                Amount in
                                                Thousands

     CORPORATE DEBT SECURITIES
     Building Materials and Garden Supplies - 0.25%
      Home Depot, Inc. (The), Convertible,
        3.25%, 10-1-2001 ......................   $ 1,600    1,832,000

     Communication - 0.48%
      Bell Telephone Company of Pennsylvania (The),
        8.35%, 12-15-2030 .....................     3,000    3,428,070

     Electronic and Other Electric Equipment - 0.81%
      Cooper Industries, Inc.,
        6.0%, 1-1-99 (Exchangeable) ...........     3,416    5,819,000

     Nondepository Institutions - 0.46%
      General Electric Capital Corporation,
        8.3%, 9-20-2009 .......................     3,000    3,292,080

     Oil and Gas Extraction - 0.32%
      Enron Corp.,
        6.25%, 12-13-98 (Exchangeable).........     2,588    2,275,875

     TOTAL CORPORATE DEBT SECURITIES - 2.32%               $16,647,025
      (Cost: $7,589,143)

     OTHER GOVERNMENT SECURITY - 0.43%
     Supranational
      International Bank for Reconstruction and
        Development,
        9.25%, 7-15-2017 ......................     2,500   $3,090,300
      (Cost: $2,498,231)


                  See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      United States Treasury:
        6.5%, 8-15-97 .........................   $ 5,000   $5,006,250
        5.625%, 8-31-97 .......................    10,000   10,000,000
        7.375%, 11-15-97 ......................     5,000    5,031,250
        5.125%, 2-28-98 .......................    15,000   14,943,750
        9.25%, 8-15-98 ........................     5,000    5,178,900
        4.75%, 10-31-98 .......................    10,000    9,846,900
        5.5%, 2-28-99 .........................    15,000   14,875,800
        7.125%, 9-30-99 .......................    20,000   20,409,400
        7.75%, 12-31-99 .......................    10,000   10,357,800
        7.25%, 5-15-2004 ......................     5,000    5,211,700
        7.875%, 11-15-2004 ....................    10,000   10,792,200
        7.5%, 2-15-2005 .......................    37,000   39,150,440
        9.375%, 2-15-2006 .....................     8,500   10,069,865
        10.375%, 11-15-2012 ...................     4,000    5,077,480
        9.25%, 2-15-2016 ......................     5,000    6,255,450
      Miscellaneous United States Government
        Backed Securities:
        National Archives Facility Trust,
         8.5%, 9-1-2019  ......................     4,303    4,858,026
        Postal Square Limited Partnership,
         8.95%, 6-15-2022  ....................     1,914    2,195,962

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 24.95%   $179,261,173
      (Cost: $176,035,642)

     SHORT-TERM SECURITIES
     Auto Repair, Services, and Parking - 1.17%
      Hertz Corp (The),
        5.53%, 7-11-97 ........................     6,685    6,674,731
      PHH Corp.,
        5.53%, 7-10-97 ........................     1,775    1,772,546
        Total .................................              8,447,277

     Chemicals and Allied Products - 2.41%
      Dow Chemical Co.,
        5.52%, 7-11-97 ........................     5,660    5,651,321
      PPG Industries Inc.,
        5.53%, 7-29-97 ........................    11,685   11,634,742
        Total .................................             17,286,063

     Communication - 0.21%
      Bell Atlantic Network Funding Corp.,
        5.51%, 7-9-97 .........................     1,500    1,498,163

                  See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Depository Institutions - 0.01%
      U.S. Bancorp,
        5.47%, Master Note ....................   $     8 $      8,000

     Electric, Gas and Sanitary Services - 4.96%
      Detroit Edison Co.,
        5.75%, 7-7-97 .........................     3,525    3,521,622
      Georgia Power Co.,
        5.55%, 7-25-97 ........................     5,115    5,096,075
      Pacificorp,
        5.6%, 7-24-97 .........................     3,350    3,338,014
      Potomac Electric Power Co.,
        5.55%, 7-16-97 ........................    12,430   12,401,256
      Public Service Co. of Colorado:
        5.75%, 7-14-97 ........................     5,875    5,862,801
        5.82%, 7-18-97 ........................     1,460    1,455,987
      Public Service Electric & Gas Co.,
        5.83%, 7-25-97 ........................     4,000    3,984,453
        Total .................................             35,660,208

     Food and Kindred Products - 0.88%
      ConAgra Inc.,
        5.77%, 7-2-97 .........................     3,650    3,649,415
      General Mills, Inc.,
        5.495%, Master Note ...................       107      107,000
      Heinz (H.J.) Co.,
        5.54%, 7-17-97 ........................     1,015    1,012,501
      Hercules Inc.,
        5.7%, 7-25-97 .........................     1,590    1,583,958
        Total .................................              6,352,874

     Nondepository Institutions - 2.60%
      Associates Corp. of North America,
        5.5%, 7-16-97 .........................     8,410    8,390,727
      Island Finance Puerto Rico Inc.,
        5.57%, 7-14-97 ........................     8,200    8,183,507
      Textron Financial Corp.,
        5.75%, 7-15-97 ........................     2,110    2,105,282
        Total .................................             18,679,516

     Printing and Publishing - 0.76%
      American Greetings Corp.,
        5.52%, 8-11-97 ........................     5,535    5,500,203

                  See Notes to Schedule of Investments on page 11.

     THE INVESTMENTS OF
     UNITED RETIREMENT SHARES, INC.
     JUNE 30, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Textile Mill Products - 0.33%
      Sara Lee Corporation,
        5.5%, Master Note .....................   $ 2,380 $  2,380,000

     Tobacco Products - 1.84%
      B.A.T Capital Corp.,
        5.56%, 7-22-97 ........................    13,250   13,207,026

     TOTAL SHORT-TERM SECURITIES - 15.17%                 $109,019,330
      (Cost: $109,019,330)

     TOTAL INVESTMENT SECURITIES - 100.40%                $721,400,656
      (Cost: $589,952,804)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.40%)   (2,894,277)

     NET ASSETS - 100.00%                                 $718,506,379



     Notes to Schedule of Investments

     *No dividends were paid during the preceding 12 months.

     (A)  Listed on an exchange outside the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED RETIREMENT SHARES, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     JUNE 30, 1997

     Assets
      Investment securities - at value
        (Notes 1 and 3) ................................. $721,400,656
      Cash   ............................................      108,621
      Receivables:
        Dividends and interest ..........................    4,679,978
        Fund shares sold ................................    1,150,337
      Prepaid insurance premium .........................        7,362
                                                          ------------
         Total assets  ..................................  727,346,954
                                                          ------------
     Liabilities
      Payable for investment securities purchased  ......    6,976,714
      Payable to Fund shareholders  .....................    1,526,023
      Accrued service fee (Note 2)  .....................      184,952
      Accrued transfer agency and
        dividend disbursing (Note 2) ....................      109,782
      Accrued accounting services fee (Note 2)  .........        5,833
      Accrued management fee (Note 2)  ..................       10,788
      Other  ............................................       26,483
                                                          ------------
         Total liabilities  .............................    8,840,575
                                                          ------------
           Total net assets ............................. $718,506,379
                                                          ============

     Net Assets
      $1.00 par value capital stock
        Capital stock ................................... $ 78,634,783
        Additional paid-in capital.......................  473,489,861
      Accumulated undistributed income:
        Accumulated undistributed net investment income . 1,926,465 Accumulated undistributed net realized
         gain on investment transactions  ...............   33,007,584
        Net unrealized appreciation in value of
         investments  ...................................  131,447,686
                                                          ------------
         Net assets applicable to outstanding
           units of capital ............................. $718,506,379
                                                          ============
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................        $9.14
      Class Y  ..........................................        $9.14
     Capital shares outstanding
      Class A  ..........................................   78,301,668
      Class Y  ..........................................      333,115
     Capital shares authorized ..........................  300,000,000

                         See notes to financial statements.

     UNITED RETIREMENT SHARES, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended JUNE 30, 1997

     Investment Income
      Income (Note 1B):
        Interest and amortization ....................... $ 17,734,897
        Dividends .......................................    8,419,258
                                                          ------------
         Total income  ..................................   26,154,155
                                                          ------------
      Expenses (Note 2):
        Investment management fee .......................    3,578,876
        Service fee - Class A............................    1,031,683
        Transfer agency and dividend disbursing - Class A      989,150
        Accounting services fee .........................       70,000
        Custodian fees ..................................       57,857
        Audit fees ......................................       17,295
        Legal fees ......................................       12,512
        Shareholder servicing - Class Y..................        4,219
        Other ...........................................      190,340
                                                          ------------
         Total expenses  ................................    5,951,932
                                                          ------------
           Net investment income ........................   20,202,223
                                                          ------------
     Realized and Unrealized Gain on
        Investments (Notes 1 and 3)
      Realized net gain on securities  ..................   49,101,122
      Realized net gain on foreign
        currency transactions ...........................       99,901
                                                          ------------
        Realized net gain on investments ................   49,201,023
      Unrealized appreciation in value of investments
        during the period ...............................   32,715,332
                                                          ------------
         Net gain on investments  .......................   81,916,355
                                                          ------------
           Net increase in net assets resulting
            from operations  ............................ $102,118,578
                                                          ============


                         See notes to financial statements.

     UNITED RETIREMENT SHARES, INC.
     STATEMENT OF CHANGES IN NET ASSETS
                                             For the fiscal year ended
                                                         June 30,
                                             -------------------------
                                                   1997        1996
     Increase in Net Assets                  ------------  -----------
      Operations:
        Net investment income ...............$ 20,202,223 $ 17,244,441
        Realized net gain on investments ....  49,201,023   37,039,698
        Unrealized appreciation .............  32,715,332   24,086,193
                                             ------------ ------------
         Net increase in net assets
           resulting from operations ........ 102,118,578   78,370,332
                                             ------------ ------------
      Distributions to shareholders from (Note 1D):*
        Net investment income
         Class A  ........................... (19,808,042) (17,894,502)
         Class Y  ...........................     (80,743)     (23,837)
        Realized gains on securities
         transactions
         Class A  ........................... (46,608,511) (29,768,931)
         Class Y  ...........................    (173,810)         ---
                                             ------------ ------------
                                              (66,671,106) (47,687,270)
                                             ------------ ------------
      Capital share transactions:
        Proceeds from sale of shares:
         Class A (8,619,974 and 7,948,671
           shares, respectively) ............  75,017,265   68,712,131
         Class Y (171,527 and 231,276
           shares, respectively) ............   1,493,308    2,009,381
        Proceeds from reinvestment of dividends
         and/or capital gains distribution:
         Class A (7,914,002 and
           5,612,672 shares, respectively) ..  66,243,096   47,558,555
         Class Y (30,364 and 2,757
           shares, respectively) ............     254,553       23,837
        Payments for shares redeemed:
         Class A (7,839,899 and 7,874,360
           shares, respectively) ............ (68,274,890) (67,818,591)
         Class Y (80,360 and 22,449
           shares, respectively) ............    (708,872)   (195,884)
                                             ------------ ------------
         Net increase in net assets
           resulting from capital
           share transactions ...............  74,024,460   50,289,429
                                             ------------ ------------
           Total increase ................... 109,471,932   80,972,491
     Net Assets
      Beginning of period  .................. 609,034,447  528,061,956
                                             ------------ ------------
      End of period, including undistributed
        net investment income of $1,926,465
        and $1,513,126, respectively ........$718,506,379 $609,034,447
                                             ============ ============
                    *See "Financial Highlights" on pages 15 - 16.
                         See notes to financial statements.

     UNITED RETIREMENT SHARES, INC.
     FINANCIAL HIGHLIGHTS
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:
                                    For the fiscal year ended June 30,
                                    ----------------------------------
                                    1997   1996    1995   1994    1993
                                  ------ ------  ------ ------  ------
     Net asset value,
      beginning of
      period  ...........          $8.72  $8.26   $7.64  $7.70   $7.20
                                   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income ..........            .27    .26     .24    .18     .22
      Net realized and
        unrealized gain
        on investments ..           1.08    .94     .86    .22     .73
                                   -----  -----   -----  -----   -----
     Total from investment
      operations  .......           1.35   1.20    1.10    .40     .95
                                   -----  -----   -----  -----   -----
     Less distributions:
      From net
        investment
        income ..........          (0.27) (0.27)  (0.22) (0.18)  (0.23)
      From capital
        gains ...........          (0.66) (0.47)  (0.26) (0.28)  (0.22)
                                   -----  -----   -----  -----   -----
     Total distributions.          (0.93) (0.74)  (0.48) (0.46)  (0.45)
                                   -----  -----   -----  -----   -----
     Net asset value,
      end of period  ....          $9.14  $8.72   $8.26  $7.64   $7.70
                                   =====  =====   =====  =====   =====
     Total return* ......          16.70% 14.93%  15.07%  5.03%  13.45%
     Net assets, end
      of period (000
      omitted)  .........       $715,462$607,188$528,062$452,836$379,933
     Ratio of expenses
      to average net
      assets  ...........           0.92%  0.89%   0.89%  0.87%   0.80%
     Ratio of net
      investment income
      to average net
      assets  ...........           3.12%  3.01%   3.04%  2.32%   2.98%
     Portfolio turnover
      rate  .............          39.55% 42.05%  48.62% 27.10%  30.62%
     Average commission
      rate paid  ........           $.0580

      *Total return calculated without taking into account the sales load deducted on an initial purchase.
                              See notes to financial statements.

     UNITED RETIREMENT SHARES, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                         For the        For the
                          fiscal         period
                            year        from 2/27/96*
                           ended        through
                         6/30/97        6/30/96
                        --------        --------
     Net asset value,
      beginning of period  $8.72          $8.68
                           -----          -----
     Income from investment
      operations:
      Net investment
        income ..........    .29            .10
      Net realized and
        unrealized gain
        on investments ..   1.07            .06
                           -----          -----
     Total from investment
      operations ........   1.36            .16
                           -----          -----
     Less distributions:
      From net
        investment
        income...........   (.28)          (.12)
      From capital
        gains............   (.66)          (.00)
                           -----          -----
     Total distributions.   (.94)          (.12)
                           -----          -----
     Net asset value,
      end of period .....  $9.14          $8.72
                           =====          =====
     Total return .......  16.87%          1.91%
     Net assets, end of
      period (000
      omitted)  ......... $3,044         $1,846
     Ratio of expenses
      to average net
      assets ............    .78%          0.71%**
     Ratio of net
      investment income
      to average net
      assets ............   3.28%          3.36%**
     Portfolio
      turnover rate .....  39.55%         42.05%**
     Average commission
      rate paid  ........   $.0580

      *Commencement of operations.
      **Annualized.
                         See notes to financial statements.

     UNITED RETIREMENT SHARES, INC.
     NOTES TO FINANCIAL STATEMENTS
     JUNE 30, 1997

     NOTE 1 -- Significant Accounting Policies

          United Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fu,nd in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax
          reporting purposes over the remaining lives of the bonds.   Dividend
          income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

     C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividneds and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At June 30, 1997, $99,901 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. At June 30, 1997, $99,901 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $16.9 billion of combined net assets at June 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                       Average
                    Net Asset Level          Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10          $      0
                From $   10 to $   25          $ 10,000
                From $   25 to $   50          $ 20,000
                From $   50 to $  100          $ 30,000
                From $  100 to $  200          $ 40,000
                From $  200 to $  350          $ 50,000
                From $  350 to $  550          $ 60,000
                From $  550 to $  750          $ 70,000
                From $  750 to $1,000          $ 85,000
                     $1,000 and Over           $100,000

          For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,917,026, out of which W&R paid sales commissions of $1,689,593 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

          Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          The Fund paid Directors' fees of $24,446, which are included in other expenses.

          W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Securities Transactions

          Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $187,387,399 while proceeds from maturities and sales aggregated $221,313,466. Purchases of short-term and U.S. Government securities aggregated $850,367,704 and $39,413,281, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $814,973,679 and $10,082,637, respectively.

          For Federal income tax purposes, cost of investments owned at June 30, 1997 was $589,952,804, resulting in net unrealized appreciation of $131,447,852 of which $140,380,830 related to appreciated securities and $8,932,978 related to depreciated securities.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital gain net income of $49,101,122 during its fiscal year ended June 30, 1997, of which a portion was paid to shareholders during the period ended June 30, 1997. Remaining capital gain net income will be distributed to Fund shareholders.

     NOTE 5 -- Commencement of Multiclass Operations

       On October 7, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

          Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United Retirement Shares, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Retirement Shares, Inc. (the "Fund") as of June 30, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended June 30, 1996 were audited by other auditors whose report, dated August 5, 1996, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Retirement Shares, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




     Deloitte & Touche LLP
     Kansas City, Missouri
     August 1, 1997

     INCOME TAX INFORMATION

     The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                            PER-SHARE AMOUNTS REPORTABLE AS:
                       -----------------------------------------------
                       For Individuals        For Corporations
                       ----------------- -----------------------------
     Record           Ordinary Long-Term                Non- Long-Term
      Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
     --------- -----  ---------------------------------------------------
                                       Class A
      9-13-96  $0.060  $0.0600   $0.0000   $0.0218   $0.0382   $0.0000
     12-13-96   0.752   0.3093    0.4427    0.0327    0.2766    0.4427
      3-14-97   0.060   0.0600    0.0000    0.0217    0.0383    0.0000
      6-13-97   0.060   0.0600    0.0000    0.0217    0.0383    0.0000
               ------  -------   -------   -------   -------   -------
      Totals   $0.932  $0.4893   $0.4427   $0.0979   $0.3914   $0.4427
               ======  =======   =======   =======   =======   =======

                                       Class Y
      9-13-96  $0.063  $0.0630   $0.0000   $0.0229   $0.0401   $0.0000
     12-13-96   0.756   0.3133    0.4427    0.0341    0.2792    0.4427
      3-14-97   0.062   0.0620    0.0000    0.0224    0.0396    0.0000
      6-13-97   0.064   0.0640    0.0000    0.0232    0.0408    0.0000
               ------  -------   -------   -------   -------   -------
     Totals    $0.945  $0.5023   $0.4427   $0.1026   $0.3997   $0.4427
               ======  =======   =======   =======   =======   =======

     CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

     DIRECTORS
     Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
     Henry L. Bellmon, Red Rock, Oklahoma
     Dodds I. Buchanan, Boulder, Colorado
     James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     Linda Graves, Topeka, Kansas
     John F. Hayes, Hutchinson, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     William L. Rogers, Los Angeles, California
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Keith A. Tucker, Overland Park, Kansas
     Frederick Vogel III, Milwaukee, Wisconsin
     Paul S. Wise, Carefree, Arizona



     OFFICERS
     Keith A. Tucker, President
     Robert L. Hechler, Vice President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Sharon K. Pappas, Vice President and Secretary
     Cynthia P. Prince-Fox, Vice President
     Carl E. Sturgeon, Vice President




     This report is submitted for the general information of the shareholders of United Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Retirement Shares, Inc. current prospectus.




     To all IRA Planholders:

     As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

     THE UNITED GROUP OF MUTUAL FUNDS


     United Cash Management, Inc.
     United Government Securities Fund, Inc.
     United Bond Fund
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Continental Income Fund, Inc.
     United Retirement Shares, Inc.
     United Asset Strategy Fund, Inc.
     United Income Fund
     United Accumulative Fund
     United Vanguard Fund, Inc.
     United New Concepts Fund, Inc.
     United Science and Technology Fund
     United International Growth Fund, Inc.
     United Gold & Government Fund, Inc.











     ------------------------------------

     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P. O. Box 29217
       Shawnee Mission, KS  66201-9217
       (800) 366-5465

     Our INTERNET address is:
       http://www.waddell.com


     NUR1007A(6-97)
     printed on recycled paper